Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,767.02
Total Offset Amount	0.00
Net Fee	$ 6,767.02